                           SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Citizens Utilities Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Aggregate number of securities to which transaction applies:
           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Proposed maximum aggregate value of transaction:
           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


     5)   Total fee paid:
           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:  ............................................

     2)   Form, Schedule or Registration Statement No.: .......................

     3)   Filing Party:  ......................................................

     4)   Date Filed:  ........................................................

CITIZENS
LOGO                                                     Administrative Offices
UTILITIES
                                            High Ridge Park, Stamford, CT 06905
                                                                 (203) 329-8800
-------------------------------------------------------------------------------

                                                                 March 29, 1996

Dear Fellow Stockholder:

  I am pleased to invite you to attend the 1996 Annual Meeting of the Stockholders of Citizens Utilities Company which will be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on Thursday, May 23, 1996, at 9:00 a.m., Mountain Time.

  At last year's Annual Meeting, more than 83 percent of Citizens' outstanding shares were represented. We hope that the percentage will be even higher at the forthcoming meeting. It is important that your shares be represented whether or not you attend the meeting. In order to insure that you will be represented, we ask that you promptly sign, date, and return the enclosed proxy. If present, you may revoke your proxy and vote in person.

  Attendance at the Annual Meeting will be limited to employees and to stockholders as of the record date or their authorized representative. Because of space limitations, admission to the Annual Meeting will be by ticket only. Registered stockholders planning to attend the meeting should complete and return the advance registration form on the back page of this Proxy Statement. An admission card will be mailed to you about two weeks before the meeting. If your shares are held through an intermediary such as a bank or broker, you should request a ticket by writing to Shareholder Services, Citizens Utilities Company, High Ridge Park, Stamford, CT 06905. Please include proof of ownership such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding the stock confirming your beneficial ownership.

  We look forward to seeing and meeting with you at the Annual Meeting.

                                       Cordially,

                                       LOGO

                                       Leonard Tow
                                       Chairman and Chief Executive Officer


                                                               LOGO
                                                      Printed on recycled paper

CITIZENS
LOGO                                                     Administrative Offices
UTILITIES
                                            High Ridge Park, Stamford, CT 06905
                                                                 (203) 329-8800
-------------------------------------------------------------------------------

                                                                 March 29, 1996

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

To the Stockholders of
CITIZENS UTILITIES COMPANY:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Citizens Utilities Company will be held at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on Thursday, May 23, 1996, at 9:00 a.m., Mountain Time, for the following purposes:

    1. To elect directors;

    2. To consider and vote upon a proposal to approve an amendment to the Restated Certificate of Incorporation of Citizens Utilities Company providing for an increase in the number of authorized shares of capital stock to a total of 650,000,000 shares, consisting of 250,000,000 shares of Common Stock Series A of the par value of twenty-five cents ($.25) each, 350,000,000 shares of Common Stock Series B of the par value of twenty-five cents ($.25) each (together representing an aggregate increase of 100,000,000 shares of Common Stock) and 50,000,000 shares of the par value of one cent ($.01) each of Preferred Stock which have been previously authorized;

    3. To approve the 1996 Equity Incentive Plan; and

    4. To transact such other business as may properly be brought before the meeting.

  The Board of Directors has fixed the close of business on March 25, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

  A complete list of stockholders entitled to vote at the meeting will be open to the examination of stockholders during ordinary business hours, for a period of ten days prior to the meeting, at the office of the Company's subsidiary, Electric Lightwave, Inc., at 4 Triad Center, Suite 200, Salt Lake City, Utah 84180.

                                       By Order of the Board of Directors


                                       Charles J. Weiss
                                       Secretary

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens Utilities Company (the "Company") to be voted at the Annual Meeting of Stockholders of the Company referred to in the foregoing notice. The mailing address of the administrative offices of the Company is High Ridge Park, P.O. Box 3801, Stamford, Connecticut 06905. The approximate date on which this proxy statement and form of proxy are first being sent or given to stockholders is March 29, 1996.

  Directors will be elected by a majority of the shares of Common Stock Series A and Series B, acting together, present or represented by proxy at the meeting and entitled to vote at the meeting. Approval of the 1996 Equity Incentive Plan and the amendment to the Restated Certificate of Incorporation of the Company require the affirmative vote of a majority of the shares of Common Stock Series A and Series B, acting together, present or represented by proxy at the meeting and entitled to vote at the meeting. Abstentions will be included in the determination of the number of shares present and entitled to vote and will have the effect of a negative vote with respect to the election of directors, the 1996 Equity Incentive Plan and the amendment to the Restated Certificate of Incorporation. Under the rules of the New York Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Pursuant to such rules, brokers that do not receive instruction are entitled to vote on the election of directors, the amendment to the Restated Certificate of Incorporation and the 1996 Equity Incentive Plan. Under applicable Delaware law, a broker non-vote would have no effect on the outcome of the election of directors, the amendment to the Restated Certificate of Incorporation or the 1996 Equity Incentive Plan. Unless contrary instructions are given, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees, for approval of the amendment to the Restated Certificate of Incorporation of the Company and for approval of the 1996 Equity Incentive Plan. Stockholders who execute proxies may revoke them at any time before they are voted.

  The Company had outstanding 152,680,530 shares of Common Stock Series A and 73,888,368 shares of Common Stock Series B, each of which is entitled to one vote at the Annual Meeting by Stockholders of record at the close of business on March 25, 1996.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  No person or "group" of persons is known by the Company to own as much as 5% of the common stock of the Company.

  The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 29, 1996 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein, and the current directors and all executive officers of the Company as a group.

                                                                        Acquirable     Percentage
                                                                          Within           of
                                          Series A        Series B          60           Common
Name and Position                           Owned           Owned        Days(1)        Stock(2)
-----------------                         ---------       ---------     ----------     ----------
James P. Avery         Vice President                        55,793        47,002           *
Norman I. Botwinik     Director              15,646(3)       19,646(3)     14,099           *
Robert J. DeSantis     Vice President and
                        Treasurer                              88,900      80,062           *
Daryl A. Ferguson      President                            186,423       171,414           *
Aaron I. Fleischman    Director              30,877          16,981        16,981           *
James C. Goodale       Director                               2,000                         *
Stanley Harfenist      Director               7,584          21,845        17,347           *
Andrew N. Heine        Director                 146          17,225        17,255           *
Robert L. O'Brien      Vice President                       151,096        89,090           *
Elwood A. Rickless     Director               6,514          21,758        17,624           *
John L. Schroeder      Director               4,852          16,882        16,882           *
Robert D. Siff         Director           4,445,358(4)       20,746(9)     15,398         1.9%
Robert A. Stanger      Director                              19,824        17,624           *
Charles H. Symington,
 Jr.                   Director               5,000           1,980         1,980           *
Edwin Tornberg         Director                               7,372(5)                      *
Claire L. Tow          Director           4,458,874(4)(6) 3,152,201(6)  2,427,896(7)      3.3%
Leonard Tow            Chairman and CEO   4,458,874(4)(8) 3,152,201(8)  2,427,896(10)     3.3%
All directors and
 executive
 officers as a group                      4,529,493(11)   3,801,139(11) 2,950,655(11)     3.6%

--------
 * Represents less than 1% of the Company's outstanding common stock.
(1) Reflects number of Series B shares that could be purchased by exercise of options available as of February 29, 1996 or within 60 days thereafter under the Company's stock option plan. Pursuant to the definition of beneficial ownership of the Securities and Exchange Commission, said shares are also included in the column "Series B Owned."
(2) Based on number of shares outstanding at, or acquirable within 60 days of, February 29, 1996.
(3) Includes 4,398 shares of Common Stock Series A and 5,547 shares of Common Stock Series B owned by Mr. Botwinik's wife. Mr. Botwinik disclaims beneficial ownership of such shares.
(4) Includes 4,445,358 shares of Common Stock Series A owned by Century Investors Inc., a wholly owned subsidiary of Century Communications Corp. of which Robert Siff is a Director, Leonard Tow is Chairman of the Board, Chief Executive Officer, Chief Financial Officer and a Director and Claire Tow is Senior Vice President and a Director and wife of Leonard Tow. The same shares of Common Stock Series A are included in the above table for Robert Siff, Leonard Tow and Claire Tow as required by the definition of beneficial ownership of the Securities and Exchange Commission. By reason of the definition of beneficial ownership, Leonard Tow and Claire Tow are deemed to have an approximate 58% ownership interest in the common stock of Century Communications Corp. and thereby both Leonard Tow and Claire Tow have an indirect beneficial interest in such 4,445,358 shares of Common Stock Series A of the Company. Except to the extent of such indirect interest, both Leonard Tow and Claire Tow disclaim ownership interests in any of these shares of Common Stock of the Company. Certain of the common stock of Century Communications Corp. previously referred to is held jointly by Leonard Tow and Claire Tow, or solely by Claire Tow, in a fiduciary capacity for the benefit of members of their family. Leonard Tow and Claire Tow each disclaims any ownership interest in shares held solely by the other. Robert Siff and members of his family have no beneficial interest in these shares of Common Stock of the Company. Citizens owns 6.4% of the Class A common stock of Century Communications Corp.
(5) Includes 572 shares of Common Stock Series B owned by Mr. Tornberg's wife. Mr. Tornberg disclaims beneficial ownership of such shares.
(6) Includes 12,137 shares of Common Stock Series A held by Claire Tow as custodian for her minor grandchildren; 3,972 shares of Common Stock Series B held by Claire Tow as custodian for her minor grandchildren; 711,975 shares of Common Stock Series B owned by her husband, Leonard Tow; and 1,766 shares of Common Stock Series B held in an individual retirement account for the benefit of her husband, Leonard Tow. Claire Tow disclaims beneficial ownership of all such shares.
(7) Includes 2,410,915 shares acquirable by Leonard Tow within 60 days. Claire Tow disclaims beneficial ownership or control of said shares.
(8) Includes 12,137 shares of Common Stock Series A held by his wife, Claire Tow, as custodian for their minor grandchildren; 1,379 shares of Common Stock Series A owned by Claire Tow; and 3,972 shares of Common Stock Series B held by his wife, Claire Tow as custodian for their minor grandchildren. Leonard Tow disclaims beneficial ownership of all such shares.
(9) Includes 5,348 shares of Common Stock Series B owned by MR Sidebore Ltd. Partnership of which Robert Siff is a general partner.
(10) Includes 16,981 shares acquirable by Claire Tow within 60 days. Leonard Tow disclaims beneficial ownership or control of said shares.
(11) Share information is qualified as described in the previous footnotes.

  Common Stock Series A is convertible into Common Stock Series B on a share-for-share basis. Under the definition of beneficial ownership of the Securities and Exchange Commission, each owner of Series A shares may be deemed to be the owner of the same number of Series B shares. If any such conversion were to occur, the number of shares of Common Stock owned by, and the percentage ownership of Common Stock of, a stockholder would not change.

                             ELECTION OF DIRECTORS

  At the Meeting, 13 directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. Directors will be elected by a majority of the votes of the holders of shares of Common Stock Series A and Series B, voting together, present in person or represented by proxy at the meeting and entitled to vote at the meeting. It is the intention of the persons named in the enclosed proxy to vote for the election as directors of the nominees specified. In case any such nominee should become unavailable for any reason, the proxy holders reserve the right to substitute another person of their choice. The information concerning the nominees and their security holdings has been furnished by them to the Company. Leonard Tow and Claire Tow are husband and wife. There are no other family relationships between any of the nominees.

 Norman I. Botwinik  President, Botwinik Brothers, Inc., machine   Director since 1968
                     tool sales, 1957-1983; Director, Executive
                     Re, Inc. 1990-1993; and Director Emeritus,
                     Board of Governors, University of New
                     Haven. Age 80.
 Aaron I. Fleischman Senior Partner of Fleischman and Walsh,       Director since 1989
                     L.L.P., a Washington, D.C. law firm
                     specializing in regulatory, corporate-
                     securities and litigation matters for
                     telecommunications, regulated utilities and
                     transportation companies; Director,Southern
                     Union Company. Age 57.

 James C. Goodale          Of Counsel, Debevoise &          Director since 1996
                           Plimpton, a New York City law
                           firm, 1994 to present;
                           Partner, Debevoise & Plimpton,
                           1980-1994. Age 62.
 Stanley Harfenist         President and Chief Executive    Director since 1992
                           Officer of Adesso, Inc.,
                           manufacturer of hardware for
                           the Macintosh computer;
                           President, Chief Operating
                           Officer and Director of
                           Players International, Inc.,
                           1985 to 1993; Officer, Sega
                           Enterprises, 1982 to 1984; and
                           Officer, Knickerbocker Toy
                           Company, Inc., 1978 to 1982.
                           Age 65.
 Andrew N. Heine           Of Counsel, Gordon Altman        Director since 1975
                           Butowsky Weitzen Shalov &
                           Wein, September 1995 to
                           present; Practicing
                           attorney/investor 1989 to
                           present; Of Counsel, Curtis,
                           Mallet-Prevost, Colt & Mosle,
                           October 1987 to 1989;
                           Director, The Olsten
                           Corporation and FPA Group.
                           Age 67.
 Elwood A. Rickless        Managing Partner, London,        Director since 1989
                           England office of law firm of
                           Whitman Breed Abbott & Morgan,
                           1984 to present; Partner, law
                           firm of Graham & James,
                           London, England, 1973 to 1983;
                           during 34 years of practice
                           has specialized in the fields
                           of international corporate,
                           tax, financing, and copyright
                           law and litigation; residence
                           in Santa Fe, New Mexico. Age
                           66.
 John L. Schroeder         Director, Dean Witter Funds,     Director since 1980
                           1994 to present; Executive
                           Vice President and Chief
                           Investment Officer, The Home
                           Insurance Company, 1991 to
                           1995; Chairman of the Board
                           and Chief Investment Officer,
                           Axe-Houghton Management, Inc.,
                           and Axe-Houghton Funds, 1983
                           to 1990; President and
                           Director, USF&G Investment
                           Management Group, Inc., 1990
                           to 1991. Age 66.
 Robert D. Siff            Consultant, CoreStates           Director since 1989
                           Financial Corp, 1987 to
                           present; Consultant, Citizens
                           Utilities Company, 1990 to
                           1991; Director, Century
                           Communications Corp. Age 71.
 Robert A. Stanger         Chairman, Robert A. Stanger &    Director since 1992
                           Company, investment banking
                           and consulting services;
                           Publisher, The Stanger Report.
                           Age 57.
 Charles H. Symington, Jr. Director, S.G. Warburg & Co.     Director since 1995
                           Inc., an investment bank,
                           since 1984; Director, 3i
                           Corporation, an investment
                           company, since 1987; Director,
                           INA Life Insurance Company of
                           New York, a subsidiary of
                           CIGNA, since 1969; Director,
                           Camping World Inc., since
                           1993; Director, NASDAQ Stock
                           Market Education Foundation,
                           since 1994. Age 65.
 Edwin Tornberg            President and Director, Edwin    Director since 1992
                           Tornberg & Company, brokers,
                           management consultants and
                           appraisers serving the
                           communications industry;
                           President and Director, Radio
                           780, Inc. (Washington, D.C.);
                           Vice President and Director,
                           Radio One Five Hundred, Inc.
                           (Indianapolis, Ind.); Chairman
                           and Director, New World Radio,
                           Inc. (Washington, D.C.). Age
                           70.
 Claire L. Tow             Senior Vice President since      Director since 1993
                           1992 and Vice President and
                           Director since 1988 of Century
                           Communications Corp., a cable
                           television company. Claire L.
                           Tow is the wife of Leonard
                           Tow. Age 65.
 Leonard Tow               Chairman, Chief Executive        Director since 1989
                           Officer and Chief Financial
                           Officer, Citizens Utilities
                           Company, 1990 to present;
                           Chairman of the Board, Chief
                           Executive Officer, Chief
                           Financial Officer and Director
                           of Century Communications
                           Corp., a cable television
                           company, since its
                           organization in 1973 to
                           present, and President from
                           1973 to 1989; Director, United
                           States Telephone Association,
                           1996. Leonard Tow is the
                           husband of Claire L. Tow. Age
                           67.

  The Board of Directors held 11 meetings in 1995. All directors attended at least 75% of Board and appropriate committee meetings.

COMMITTEES OF THE BOARD


  The Board has standing Executive, Audit, Compensation, Nominating and Retirement Plan Committees. The following special committees are currently functioning: Diversity in the Work Force, Marketing and Development, and Strategic Planning.


  EXECUTIVE COMMITTEE. The Executive Committee is composed of Dr. Tow as Chair and Messrs. Harfenist, Fleischman and Schroeder. In 1995 the Committee met once. During intervals between meetings of the Board, the Executive Committee has the power and authority of the Board over the management of the business affairs and property of the Company, except for powers specifically reserved by Delaware law or by the Company's Restated Certificate of Incorporation.


  AUDIT COMMITTEE. The Audit Committee is composed of Mr. Heine as Chair and Messrs. Schroeder, Siff and Stanger. The Committee met three times in 1995. The Committee's functions are to review the arrangements for and scope of the independent accountants' audit, as well as to review the adequacy of the system of internal accounting controls and recommend improvements thereto. The Committee discusses and reviews, with management and the independent accountants, the Company's draft annual report on Form 10-K and other major accounting, reporting and audit matters. The Committee also has oversight over the Company's Internal Audit Department.


  COMPENSATION COMMITTEE. The Compensation Committee is composed of Mr. Stanger as Chair and Messrs. Harfenist, Rickless, Symington and Tornberg. The Committee met four times in 1995. The Committee reviews the Company's general compensation strategies, acts as the Committee for the Company's Incentive Deferred Compensation Plan, the Management Equity Incentive Plan and the Employee Stock Purchase Plan and establishes and reviews compensation for the Chief Executive Officer and other executive officers of the Company.


  NOMINATING COMMITTEE. The Nominating Committee is chaired by Mr. Harfenist, and Messrs. Botwinik and Tornberg are its other members. The Committee met twice in 1995. The Committee's function is to recommend candidates for election to the Board of Directors. The Nominating Committee will entertain suggestions for nominees from stockholders.


  RETIREMENT COMMITTEE. The Retirement Committee is composed of Mr. Schroeder as Chair and Mrs. Tow and Messrs. Botwinik and Tornberg. The Committee oversees the pension and savings plans of the Company. The Committee met three times in 1995.


  SPECIAL COMMITTEES. Special committees of the Board have been established to focus on issues of current importance to the Company where it is believed that the Board of Directors should have involvement in and oversight of processes. The Diversity in the Work Force Committee is chaired by Claire Tow and its other members are Messrs. Harfenist and Rickless. The Marketing and Development Committee is chaired by Mr. Harfenist and Mr. Tornberg is the other member. The Strategic Planning Committee is composed of Messrs. Harfenist, Heine, Schroeder and Stanger.

                            DIRECTORS' COMPENSATION

  Each Director is entitled to a $20,000 annual retainer and fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended telephonically. Committee chairs are paid a fee of $2,000 and committee members $1,000 for each meeting attended. All such fees are eligible for deferral until termination of service either in cash or, in the instance of non-employee directors, also in stock options or stock plan units acquired under the Non-Employee Directors' Deferred Fee Equity Plan approved by the stockholders at the Company's 1995 Annual Meeting. Deferred cash amounts are credited with an interest component. Directors who are not Citizens employees and who have completed five years of service become participants in the Directors' Retirement Plan. At termination of service, a participant receives benefits for a term of years equal to the sum of 50% of average compensation as a Director for the three most highly compensated years plus 2.5% of such average compensation for each year of service in excess of ten years, but not in excess of twenty years. Generally, the annual benefit will be payable over a period of years equal to a participant's years of service or may be paid in a discounted lump sum at the participant's election.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") is composed of five independent Directors, who are responsible for setting and administering compensation, including Base Salaries, Annual Incentives, and stock-based awards paid or awarded to senior executives of the Company. The following report represents the actions of the Committee and the Board regarding compensation paid to the named executive officers during 1995.

                  COMPENSATION OF THE SENIOR EXECUTIVE GROUP

  The following section discusses the Company's strategy underlying the compensation program, excluding the Company's Chief Executive Officer, whose compensation is discussed separately later in this report.

EXECUTIVE COMPENSATION STRATEGY

  The Committee's senior executive compensation policy has the following objectives:

  . To align the interests of its senior executives and other key employees with those of the Company's customers, shareholders, employees and the strategic objectives of the Company.
  . To link compensation to the performance of the Company and to the individual contribution of each executive to that performance.
  . To compensate executives at a level that is competitive in the marketplace so that the Company can continue to attract, motivate and retain executives of outstanding ability.
  . To establish Base Salaries at about the 50th percentile and Total Annual
    Cash Compensation (Base Salary plus Annual Cash Incentive) at the 75th percentile of three "Comparison Groups" (general industrial companies of similar revenue size, telecommunications companies and utilities) recommended by its compensation consultant, The Hay Group. The three Comparison Groups were selected to represent the labor markets in which the Company competes. Since these three groups represent more industries than the Dow Jones Utilities, the companies used as labor market peers are not the same as the companies used as an element of the performance graph set forth later in this proxy statement. Within each labor market, the Company looks at the compensation offered by Comparison Groups for jobs of similar responsibility levels. In addition, the Company considers other factors, such as the relative cost of living in job locations, which are taken into account in attracting and retaining a highly competent key employee and senior executive group.
  . To offer significant levels of at-risk compensation in the form of stock options and/or restricted stock grants so that the long-term rewards available to the Company's executives will parallel shareholder returns.

BASE SALARY

  The Compensation Committee reviews recommendations and sets the salary levels of senior executives in the spring of each year. This review is based upon the duties and responsibilities which the Company expects each executive to discharge during the current year and upon the executive's performance during the previous year. The standards the Company uses are the confidential rankings and assessments described more fully in the "Annual Cash Incentives" section of this report.

  The Company periodically conducts a comprehensive audit of its senior executive compensation levels. The Company found, based upon its latest study, that its 1995 Base Salary levels for the senior executives are at the 50th percentile of the three Comparison Groups.

AT-RISK INCENTIVE COMPENSATION

  The Company's Annual Cash Incentives (the Incentive Deferred Compensation Plan, "IDCP") and Long-term Incentives (the Management Equity Incentive Plan, "MEIP") introduce elements of risk to the employee into the executive compensation program.

ANNUAL CASH INCENTIVES

  The review and determination of awards under the IDCP for all management employees are based upon performance for the previous year. In 1995, 707 employees received IDCP awards. The incentive awards made in 1995 were based upon 1994 performance.

  The awards were based, with equal weighting, on the Company's financial performance and individual accomplishments. The Company assesses performance against predetermined corporate, sector, and business unit goals for income before interest and taxes. In 1994, the Company and all sectors exceeded those goals. Individual performance was measured by (1) confidential survey rankings of customer satisfaction and employee satisfaction, (2) peer and superior evaluations of each executive's contributions toward financial and service results, and (3) demonstrated leadership in fostering the Company-wide continuous improvement initiative called "Target: Excellence," which is dedicated to the continuous improvement of every aspect of the Company's management and performance. The improvements are measured and documented by internal and external surveys and evaluations.

  The Company sets its targeted Total Annual Cash Compensation (the total of Base Salary and Annual Cash Incentives) levels up to the 75th percentile of the Comparison Groups. Each executive is assigned a bonus opportunity which, if fully realized, when combined with Base Salary, will approximately result in the targeted Total Annual Cash Compensation level.

  For 1995, the Company's Total Annual Cash Compensation levels for the senior executives were approximately 15% below the 75th percentile of general industrial companies and telecommunications companies, and 19% above the 75th percentile of utilities companies.

LONG-TERM INCENTIVES

  The Company's equity-based incentives are awarded under the MEIP. These awards are intended to provide incentives for high performance and productivity and a close identification with the Company's financial performance and image by enabling employees, including senior executives, to participate as stockholders. All employees of the Company are eligible to participate in the MEIP. In 1995, no MEIP awards, other than sign-on awards, were made as the Committee determined that it would be better able to determine appropriate award levels if it had additional information relating to the Company's 1995 financial results, which were not available until after year-end. Awards were granted on February 15, 1996, including awards to the named executive officers and the chief executive officer.

  The criteria for MEIP awards determined by the Committee include the Company's financial performance for the prior year compared to corporate and sector targeted returns on investment. The size of each executive's award is also based on ratings by each executive's internal customers including peers and subordinates. In comparing the resulting senior executive's Total Direct Compensation level, which includes Base Salary, Annual Cash Incentives and Long-term Incentives, and excludes indirect remuneration such as benefits, with those of the Comparison Group, the Committee uses the percentile levels determined by the Company's consultant, The Hay Group, for the three Comparison Groups mentioned above. The Committee has targeted a range for senior executive Total Direct Compensation between the 75th to the 90th percentile, with individual awards dependent on the executive's and Company's achievement of performance goals. The Committee selection of this range reflects the Company's ten year annual earnings growth record which has been higher than 424 of the Fortune 500 companies (1985-1994, the latest available period). Within the guidelines, the Committee judgmentally determines the awards given to each of the executives, considering experience and performance.

  For 1995 (awards granted in February, 1996 for 1995 performance), the Company's Total Direct Compensation levels for the senior executives are 5% above the 75th percentile of general industrials, 11% below telecommunications companies and 43% above the utilities. The relative value of the Company's Long-term Incentives was determined from data developed by its outside consultant, The Hay Group, using the same model which Hay uses to evaluate the Long-term Incentives in its Comparison Groups. This method calculates the opportunity value of option grants using consistent assumptions regarding stock price appreciation, discount rate, risk of the long term incentive vehicle and the risk of forfeiture.

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  The elements of the compensation for the Chief Executive Officer were established by the employment agreement as of July 1, 1990, negotiated between Dr. Tow's attorney and the Compensation Committee. Although Dr. Tow had been a Director of the Company prior to July 1, 1990, he had not been an employee of the Company and had not assumed the responsibilities of Chief Executive Officer. His employment agreement, as amended, is summarized in a later section of this proxy statement.

  Compensation elements for 1995 set according to the agreement included a base salary of $1,171,291 and certain items included in the "Other Annual Compensation" and the "All Other Compensation" columns in the compensation table. Other Annual Compensation column shows personal expenses of $50,000 and reimbursement for insurance premiums of $13,790.

  The Compensation Committee deferred consideration of IDCP awards reflecting performance in 1993 and 1994 and the 1994 MEIP award to Dr. Tow in compliance with a memorandum of understanding reached in the course of settlement of certain shareholder suits. The Committee made such awards in 1996 to Dr. Tow recognizing his 1993 and 1994 achievements. The Compensation Committee recognizes Dr. Tow's continuing achievements in carrying out the Board of Directors' mandate to expand and enlarge the Company's activities and in altering the Company's business strategies so as to take advantage of competitive opportunities and to improve efficiencies of the Company's operations. These achievements, which include the ongoing program of prudent growth through acquisitions such as the GTE and ALLTEL transactions and the
Target: Excellence program, have continued to produce outstanding successes and are viewed by the Compensation Committee as vital to the Company.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

  The Committee has been advised that the compensation paid to the named executive officers, including the CEO, meets the conditions required for full deductibility under Internal Revenue Code Section 162(m).

  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the corporation's Chief Executive Officer and the four other most highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee has been advised that Section 162(m) does not apply to: (i) compensation paid to the Chief Executive Officer under his current employment agreement, dated as of July 1, 1990 or (ii) stock options currently outstanding or subsequently granted or awarded prior to the next annual meeting after 1996 under the Company's current MEIP. The Company currently intends to structure grants under future stock option plans in a manner that provides for an exemption from Section 162(m). Awards made under the IDCP that, in conjunction with other compensation paid, would otherwise cause the Section 162(m) limitation to be exceeded would do so because of the ability to defer payment under the IDCP until after the retirement of the covered executive officer. The Committee also recognizes that, in certain instances, it may be in the best interests of the Company in the future to provide compensation that is not deductible.

Robert Stanger Stanley Harfenist Elwood A. Rickless Charles H. Symington, Jr. Edwin Tornberg Chairman

                          SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by the Company for each of the last three years to its Chief Executive Officer and the four other most highly compensated executive officers.

                                                                          Long-term Compensation
                                                                    ------------------------------------
                                  Annual Compensation                        Awards             Payouts
                         -----------------------------------------  ------------------------   ---------
                                                                                  Securities     Long-
                                                                                    Under-       term
                                                                                    lying      Incentive       All
                                                      Other Annual  Restricted(2)  Options/      Plan         Other
         Name &          Salary              Bonus(1) Compensation  Stock Awards    SAR(3)      Payouts  Compensation(4)
        Position          Year      $           $          $              $          (#)           $            $
------------------------ ------ ---------    -------- ------------  ------------- ----------   --------- ---------------
L. Tow..................  1995  1,210,296(5)       0     63,790(7)           0           0(6)       0         4,620
 C.E.O., C.F.O.           1994  1,103,808(5) 780,000     62,180(7)           0           0(6)       0         4,620(8)
 and Chairman             1993  1,003,000(5) 600,000    167,580(7)           0     643,671          0         4,497(8)
D. A. Ferguson..........  1995    374,076          0      5,000              0           0(6)       0        52,879
 C.O.O. and               1994    359,220    300,000      5,000              0     106,345          0        48,031
 President                1993    343,742    250,000      5,000        107,250      84,615          0         4,497
R. L. O'Brien...........  1995    231,588     50,000          0              0           0(6)       0        25,678
 Vice President           1994    227,018     40,000          0              0      27,645          0        23,157
                          1993    222,567     35,000          0         39,325      29,330          0         4,497
J. P. Avery ............  1995    149,625     50,000          0              0           0(6)       0        20,964
 Vice President           1994    138,253     60,000          0              0      30,840          0        18,953
                          1993    128,893     60,000          0              0      36,074          0         3,867
R. J. DeSantis .........  1995    152,523     50,000          0              0           0(6)       0        27,866
 Vice President           1994    146,666     50,000          0              0      30,840          0        25,421
 and Treasurer            1993    140,750     35,000          0         56,063      29,330          0         4,222

--------
(1) All amounts in the column, except for 1995 awards of $50,000 each for Messrs. O'Brien, Avery and DeSantis were awarded under the Incentive Deferred Compensation Plan. Amounts awarded under the Plan were for performance for the stated Salary Year.

(2) Recipients of Restricted Stock have rights to receive dividends. Value shown in table is as of date of grant. Restrictions lapse at the rate of 20% per year for grants which were awarded in 1992. The 1993 grants have fully vested. As of December 31, 1995, the aggregate number of restricted shares held by each executive officer listed above and the market value of such shares on that date were as follows: Dr. Tow, 350,308, $4,466,472; Dr. Ferguson, 9,604, $122,451; Mr. O'Brien, 5,172, $65,943; Mr. Avery,
    2,956, $37,689; and Mr. DeSantis, 2,216, $28,254. As of such date, the total number of restricted shares held by all executive officers as a group was 389,086 and the aggregate market value of the shares on that date was $4,960,846.

(3) Options/SARs adjusted to reflect subsequent stock dividends, and the 2-for-1 stock split paid August, 1993. All awards shown are options.

(4) Represents the Company's matching contribution to each executive's 401(k) plan and $48,307, $20,678, $16,475 and $23,292 as the 1995 economic benefit of split-dollar life insurance for Dr. Ferguson and Messrs. O'Brien, Avery and DeSantis respectively.

(5) Includes salary of $1,171,291 and Director's fees of $39,000 for 1995, $1,064,808 and $39,000 for 1994, and $968,000 and $35,000 for 1993,
    respectively.

(6) As referred to in the report of the Compensation Committee, MEIP Awards for 1995 performance were deferred until 1996. On February 15, 1996, options were granted in the following share amounts: Dr. Tow, 190,000; Dr. Ferguson, 100,000; Mr. O'Brien, 30,000; Mr. Avery 39,750 and Mr. DeSantis 39,750. As also referred to in the Compensation Committee report, the grant of the MEIP option to purchase shares, reflecting 1994 performance, that would have ordinarily been made for Dr. Tow in 1994, was deferred until February 6, 1996. The Award was for 197,000 shares.

(7) $50,000 of the amount shown in this column for each year represents payment for expenses pursuant to Dr. Tow's employment agreement; $97,260 represents payment of certain legal and accounting fees for the period July 1, 1990 to December 31, 1993 and is shown in the 1993 row; $12,180 for 1994 and $13,790 for 1995 represents reimbursement for the cost of term life insurance.

(8) $3,500,000 and $3,500,000 representing the 1994 and 1993 portions of an accrual over six years for supplemental retirement benefits as shown in prior Proxy Statements previously required for Dr. Tow under his employment agreement have been reversed to reflect the substitution of split-dollar life insurance benefits which will be payable to his estate or heirs as a replacement for such supplemental retirement benefits. The insurance policies purchased by the Company have been structured so that all of the Company's costs, including the time value of funds, in providing such benefits will be recovered from policy proceeds.

               1995 OPTION GRANTS AND STOCK APPRECIATION RIGHTS

  No stock option or stock appreciation rights were granted to any of the named executive officers in 1995.

  1995 OPTION EXERCISES AND VALUE OF OUTSTANDING OPTIONS AT DECEMBER 31, 1995

  The following table sets forth option and stock appreciation rights exercised by the named executive officers during 1995 and the number and value of options held by them at December 31, 1995. There were no outstanding stock appreciation rights at December 31, 1995.

                                                                                 Value of
                                                       Number of                Unexercised
                            Shares                    Unexercised              In-the-money
                         Acquired on                 Options/SARs              Options/SARs
                         Exercise(#)             at Fiscal Year-end(#)     at Fiscal Year-end($)
                           Series B    Value   ------------------------- -------------------------
          Name           Common Stock Realized Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ -------- ----------- ------------- ----------- -------------
L. Tow..................         0    $     0   2,410,915     163,119     $952,981     $241,961
D. A. Ferguson..........    12,500     39,438     171,414     198,995      294,719      173,940
R. L. O'Brien...........         0          0      89,090      68,929      216,311       75,933
J. P. Avery.............     1,609      9,831      47,002      65,157       67,223       45,560
R. J. DeSantis..........     6,127     47,546      80,062      62,989      193,643       76,520

  All numbers are as of December 31, 1995 and reflect adjustment for stock splits and stock dividends paid subsequent to the date of grant. The market price of Common Stock Series B on December 31, 1995 was $12.75. Dollar amounts shown under all columns other than "Value Realized" have not been, and may never be, realized. The underlying options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise.

                    CITIZENS UTILITIES COMPANY PENSION PLAN

  The Company has a noncontributory qualified retirement plan covering substantially all employees that provides benefits based on formulas related to base salary and years of service. Benefits shown are not subject to reduction for Social Security payments. The following table illustrates the estimated annual plan pension benefits (ten years certain for those who became participants prior to 1976) available to all covered employees (other than Kauai Division employees, Louisiana Gas Division employees and certain telecommunications bargaining unit employees covered by separate benefit formulas) upon retirement at age 65 assuming a preretirement death benefit election of 100% joint and survivorship benefits. The remuneration classifications are based on the highest five-year average annual salary and the years of service represent years of credited service. Under federal tax law, remuneration above a specified annual limit may not be credited in the computation of retirement benefits under qualified plans. For 1995, this limit was $150,000.

                              PENSION PLAN TABLE

                                                            Years of Service
                                                            ----------------
                         Remuneration
                        (000 Omitted)                     5  10  15  20  25  30
                        -------------                    --- --- --- --- --- ---
      $150.............................................. $10 $20 $30 $41 $51 $61

  Full years of credited service for individuals participating in the plan and listed in the Summary Compensation Table are four for Dr. Tow, five for Dr. Ferguson, nineteen for Mr. O'Brien, thirteen for Mr. Avery and eight for Mr. DeSantis, and it should be noted that effective in 1994, remuneration above $150,000 (subject to inflation adjustments) may not be credited in the computation of benefits under qualified plans. For this reason, remuneration above $150,000 has not been included in the table. Dr. Tow's insurance and post-employment benefits are described under the caption "Employment Agreement."

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
CITIZENS UTILITIES COMPANY, DOW JONES INDUSTRIAL AVERAGE
(DJIA) AND DOW JONES UTILITY AVERAGE (DJUA).

                 PERFORMANCE GRAPH AS REQUIRED BY ITEM 402(L)

                Citizens           Dow             Dow
                Utilities         Jones           Jones
                Company        Industrials      Utilities
                ---------      -----------      ---------
12/90           $100            $100            $100
12/91           $161            $124            $115
12/92           $206            $133            $120
12/93           $268            $156            $131
12/94           $196            $164            $111
12/95           $212            $224            $147

  The annual changes for the five-year period shown on the graph are based on the assumption that $100 had been invested in Citizens stock (weighted average of Series A and Series B) and in each index on December 31, 1990 as required by SEC rules, and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar return shown on the graph represents the value that such investment would have had on December 31, 1995. The year-end cumulative total return for the DJIA and the DJUA for calendar years 1991, 1992, 1993, 1994 and 1995 were respectively $124, $133, $156, $164 and $224, and $115, $120, $131,
$111 and $147. Return for the Company is shown on the graph. It should be noted that the cumulative return of the DJIA and the DJUA does not take into account the fact that a large majority of investors would be required to pay federal and state income taxes on cash dividends received and thus not have the total proceeds of the dividends to reinvest. Unlike most of the companies constituting the indices, Citizens has paid stock dividends during the period 1991-1995. As there was no income tax payable upon the receipt of dividends paid by Citizens, the value that would be realized upon receipt of dividends by holders of the DJIA and DJUA after taxation would be diminished as compared to holders of Citizens. For illustration's sake, the year-end cumulative returns of the DJIA and DJUA have been decreased to reflect after-tax reinvestment assuming the maximum federal tax rate payable by individuals. These rates were 31% for 1991 and 1992, and 36% for 1993 through 1995. State income tax has not been taken into account. The adjusted cumulative total returns for the DJIA and DJUA for calendar years 1991, 1992, 1993, 1994 and 1995 are $123, $131, $151, $157 and $214 and $113, $115, $124, $102 and $133,
respectively.

                             EMPLOYMENT AGREEMENT

  Dr. Tow is currently covered by an employment agreement providing for his service as Chairman and Chief Executive Officer of the Company for the employment Term, July 1, 1990 through December 31, 1996, and as a consultant for an additional five-year Advisory Period. The following constitutes a summary of certain of the provisions of the agreement as amended upon settlement of certain shareholder suits referred to in prior proxy statements. Dr. Tow's base annual salary for 1991 was $800,000 which is to be increased annually thereafter during the Term, by the greater of 10% or the annual increase in the consumer price index. During the Advisory Period the Company will pay Dr. Tow a base salary of 25% of the base salary for the last year of the Term. In the event of termination of employment for any reason, except for termination by the Company for good cause or certain voluntary resignations by Dr. Tow, payments at least equal to annual bonuses and benefit plan contributions for the remainder of the Term and payments at the base salary rates provided in the agreement for the remainder of the Term and for the Advisory Period will continue to be owing, to be paid in a commuted lump sum. In the event of termination of employment by Dr. Tow occasioned by breach of the agreement by the Company, the Company will also pay Dr. Tow $1 million. The amount of benefits under employee benefit plans will be determined by the amount of his then base salary and bonus. Accelerated vesting of contributions under the IDCP is provided for termination of employment. In the event that Dr. Tow's entitlements constitute excess parachute payments for tax purposes, the Company will pay any taxes resulting to him. Dr. Tow's continued employment and association with Century Communications Corp. is acknowledged under the agreement. His employee and retirement benefits are nonforfeitable except in certain circumstances which are materially detrimental to the Company. Dr. Tow is entitled during his lifetime to life insurance coverage of the greater of the amount provided by the Company's formula for executive officers based on salary, or $3,000,000, or equivalent. Dr. Tow and his wife during their lifetimes will continue to participate in the Company's health and other benefit plans, and, after retirement from full-time employment, the Company will provide offices and support staff equivalent to the offices and support services provided during employment. Dr. Tow's annual retirement benefit referred to in prior proxy statements has been modified. The supplemental annual retirement benefits previously provided for by the employment agreement have been replaced by split-dollar life insurance payable to his estate or heirs.

  Dr. Tow's employment agreement provides that if a threatened or actual change of control, as defined, shall occur, which includes, among other events, the acquisition by a person or group of 9% or more of the Company's voting securities and certain changes in the Board of Directors, Dr. Tow shall thereafter have the option exercisable by notice to the Company to acquire up to 2,000,000 shares of common stock at a price per share equal to the fair market value of the stock on the date such notice is given. The stated number of shares subject to the option shall be adjusted to reflect the occurrence after July 1, 1990 of any declaration or payment of dividends in the form of stock, stock splits, stock divisions or new issuances to holders of common stock of options, warrants, rights to acquire additional shares or similar events.

                             CERTAIN TRANSACTIONS

  Fleischman and Walsh, L.L.P., of which Aaron Fleischman (a Director) is Senior Partner, performed legal services for the Company for which it paid in 1995 approximately $1,215,000. The Company proposes to retain Fleischman and Walsh during the current year.

  In 1995, the Company advanced, for up to a five year period, to Ronald E. Spears, Vice President of the Company, $400,000 for the purpose of purchasing a primary residence. As of February 29, 1996, $335,038 remains outstanding. Interest is payable at the applicable Federal Rate and the loan is secured by a mortgage on his primary residence.

  APPROVAL OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                            AUTHORIZED COMMON STOCK

  Although the Board of Directors has no plans or proposals under consideration for any sale of common stock or any other issuance except for the payment of quarterly stock dividends on Common Stock and quarterly distributions on the recently issued Citizens Utilities Trust securities, use in employee and director stock plans, and conversions as hereafter discussed, the Board believes that the stockholders should take action at this time to make and keep readily available sufficient authorized shares of Common Stock as may be necessary for these purposes and for other proper corporate purposes.

  Pursuant to its Restated Certificate of Incorporation, the Company is authorized to issue 200,000,000 shares of Common Stock Series A, 300,000,000 shares of Common Stock Series B and 50,000,000 shares of Preferred Stock. As of March 25, 1996, there were outstanding 152,680,530 and 73,888,368 shares of Common Stock Series A and Common Stock Series B, respectively. Common Stock Series A is convertible into Common Stock Series B on a share-for-share basis pursuant to certain provisions of the Company's Restated Certificate of Incorporation. Consequently, one share of Common Stock Series B is automatically required to be authorized for each share of Common Stock Series A which may become outstanding, so that an adequate number of shares of Citizens Common Stock Series B can be legally reserved for issuance upon conversion of the maximum number of shares of Citizens Common Stock Series A which may reasonably be expected to be outstanding. Currently, there are no shares of Preferred Stock outstanding, but recently issued preferred securities of Citizens Utilities Trust are convertible to shares of Common Stock Series A and shares of Common Stock Series A and Series B must be reserved for that purpose.

  The proposal to be submitted to the stockholders at the Annual Meeting will be to approve an amendment to its Restated Certificate of Incorporation pursuant to which the number of authorized shares of capital stock of the Company will be increased to a total of 650,000,000 shares, including 250,000,000 shares of Common Stock Series A, and 350,000,000 shares of Common Stock Series B (an aggregate increase of 100,000,000 shares of Common Stock). The previously authorized 50,000,000 shares of Preferred Stock will not be affected.

  The Company intends to reserve the authorized and unissued shares of Common Stock for various corporate purposes, including, but not limited to: payment of stock dividends or stock splits; issuance upon conversion of shares of Common Stock Series A into shares of Common Stock Series B pursuant to the Company's Restated Certificate of Incorporation; use under the Management Equity Incentive Plan, the 1996 Equity Incentive Plan, the Employee Stock Purchase Plan, the 401(k) Plans, the Non-Employee Director's Deferred Fee Equity Plan and any other employee benefit plans; and for conversion of Citizens Utilities Trust securities into Common Stock Series A. Authorized and unissued shares of Common Stock may be issued for the foregoing purposes by the Board of Directors without further stockholder action being necessary.

  The amendment would provide the Board of Directors with flexibility to issue additional shares of Common Stock in addition to the Board's ability to issue previously authorized shares of Preferred Stock. The Board of Directors believes it advisable for the Company to have an increased number of shares of authorized Common Stock available for future issuance for various corporate purposes at the discretion of the Board of Directors, and without further authorization by the stockholders, except as may be required by law, the New York Stock Exchange or other self- regulatory organizations on which the Company's securities may then be listed or reported. In addition to the purposes described above, such corporate purposes might include the sale of stock to obtain additional capital funds, the acquisition by the Company or merger into the Company of other companies, or the adoption of additional employee compensation plans.

  The Board of Directors' ability to approve the issuance of the increased number of authorized shares of Common Stock and previously authorized Preferred Stock might discourage a takeover attempt because the issuance of additional shares could dilute the voting power of the Common Stock then outstanding. To the extent that issuance of additional shares might impede attempts to acquire a controlling interest in the Company, the amendment may serve to entrench management. The Company is not aware of any effort to accumulate Common Stock or obtain control of the Company by a tender offer, proxy contest or otherwise; and the Company has no present intention to use the increased number of shares of authorized Common Stock or the shares of Preferred Stock for anti-takeover purposes.

  The additional shares of Common Stock that may be authorized pursuant to the amendment do not carry preemptive rights. The proposed amendment, if approved by the stockholders, would become effective upon the filing of a Certificate of Amendment of the Restated Certificate of Incorporation with the Secretary of State of Delaware.

  The Board of Directors of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders and recommends that stockholders vote their shares for the approval of the amendment. Approval of the amendment requires the favorable vote of holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     APPROVAL OF THE CITIZENS UTILITIES COMPANY 1996 EQUITY INCENTIVE PLAN

  At the Annual Meeting, stockholders will be requested to approve the Citizens Utilities Company 1996 Equity Incentive Plan (the "Plan") which has been adopted by the Company's Board of Directors upon the recommendation of its Compensation Committee (the "Committee").

  The Board of Directors believes that the limited number of outstanding capable employees and the intense growing competition for capable managers and other employees makes it imperative that the Company maintain strong and competitive incentive compensation programs. It believes that the Plan, which is a successor Plan to the Management Equity Incentive Plan approved by the stockholders in 1990, will continue to assist the Company in attracting and retaining outstanding management and other employees by providing them with incentives to develop and continue their careers with the Company and its subsidiaries. Approval of the Plan requires the favorable vote of holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the meeting. The full text of the Plan is set forth as Appendix A hereto, and the reader is urged to refer to it for a complete description of the proposed Plan. The summary of principal features of the Plan which follows is qualified entirely by such reference. Compliance with all applicable regulatory requirements will be necessary. The Board of Directors recommends a vote for approval of the 1996 Equity Incentive Plan.

PURPOSE OF THE PLAN

  The purpose of the Plan is to provide additional incentives for high levels of performance and productivity by employees of the Company. The Plan is intended to strengthen the Company's existing operations through its ability to attract and retain outstanding employees upon whose judgment, initiative and efforts the continued efficiency, productivity, growth and development of the Company is dependent. The Plan is the second incentive compensation plan of its type adopted by the Company. The Committee expects to begin to make awards of shares under the Plan at such time as shares are no longer available (anticipated to be during the second half of 1996) under the Management Equity Incentive Plan approved in 1990.

SHARES SUBJECT TO THE PLAN

  Awards granted under the Plan will relate to shares of the Company's Series A or Series B Common Stock. The maximum number of shares of Common Stock which will be issued pursuant to awards at any time will be no more than 11.3 million shares. No individual shall be granted more than 500,000 shares in any calendar year. These shares will be divided among the various components of the Plan in such manner as the Committee shall determine or authorize. No awards will be granted more than ten years after the effective date of the Plan.

  Any shares of Common Stock which were issued and have been forfeited or were subject to awards under the Plan which have expired or terminated for any reason will remain available for issuance with respect to the granting of awards during the term of the Plan, except as may otherwise be provided by applicable law. Shares of Common Stock received by the Company in connection with the exercise of an award shall also be available for issuance under the Plan.

  The number and kind of securities which may be issued under the Plan and pursuant to then outstanding awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalizations, reorganizations or similar transactions.

  The quoted closing prices of the Company's Series A and Series B Common Stock on February 29, 1996 were $11 5/8 and $11 3/4, respectively.

PARTICIPATION

  All employees of the Company or any of its subsidiaries are eligible for selection to participate in the Plan. Directors who are not employees of the Company or its subsidiaries are ineligible for selection to participate in the Plan.

  No determination has yet been made as to the employees who will be selected to participate and receive awards, the number of such awards to be granted or the amounts of awards to be distributed under the Plan. The Committee presently estimates, however, that a consideration of the employees as a group would result in the grant of awards to up to 25% (currently about 1,200) of the employee group.

ADMINISTRATION

  The Plan will be administered by the Committee consisting of members of the Board of Directors. The Administration of the Plan is intended to satisfy any "disinterested administration" or similar requirements under the Securities Exchange Act of 1934 rules and "outside directors" or similar requirements under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Subject to the express provisions of the Plan, the Committee would be authorized to (a) determine those eligible employees or groups to whom awards may be granted; (b) grant awards to employees eligible to participate in the Plan; (c) determine the terms and conditions (which need not be identical) of each award; (d) establish and modify performance objectives; (e) modify or amend any award (by cancellation and regrant or substitution of awards or otherwise and with terms and conditions more or less favorable to the employee) or waive any restrictions or conditions applicable to any award or the exercise or realization thereof (except that, with certain exceptions based on regulation, the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of a previously granted award without his or her consent); (f) prescribe and rescind rules, regulations and policies for the administration of the Plan; (g) interpret, construe and administer the Plan and any related award agreement and define the terms employed therein; and (h) make all of the determinations necessary or advisable with respect to the Plan or any award granted thereunder.

                                    AWARDS

STOCK OPTIONS

  A Stock Option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of Common Stock at a price fixed by the Committee. A Stock Option may be granted either alone or in conjunction with one or more other awards, and, if granted in conjunction with another award, may be canceled to the extent that payment of the other award is made. The option price, except in the discretion of the Committee in the case of new employees, shall be equal to or greater than the fair market value of the underlying Common Stock on the date of grant. The term of each Stock Option is also determined by the Committee but may not exceed ten years from the date the Stock Option is granted.

  The option price of each Stock Option is payable in cash upon the exercise of the Stock Option or, in the sole discretion of the Committee and upon such terms and conditions as it may deem appropriate, through the delivery of shares of the Company's Common Stock owned by the option holder and valued at their fair market value, or in a combination of cash and shares. The ability to pay the option price in shares of the Company's Common Stock would, if permitted by the Committee, enable an option holder to engage in stock-for-stock exercise of a Stock Option and thereby fully exercise the Stock Option with little or no cash investment.

  The Committee may grant a replacement Stock Option to an employee for a number of shares equal to the number of shares which the option holder delivered to the Company in payment of, or sold for payment of, the price of any stock option or stock purchase right or any related income taxes with respect to any such stock option or stock purchase right of the Company held by the employee. The option price of any replacement Stock Option shall be subject to the restrictions summarized above, except that the option price may not be less than 100% of the fair market value of the Common Stock delivered to the Company on the date of such payment.

  The Committee is also authorized, in its sole discretion and upon such terms and conditions as it may deem appropriate, to accept the surrender of the right to exercise any Stock Option granted under the Plan as to all or any of the shares as to which the Stock Option is then exercisable for alternative settlement by payment to the option holder of an amount not to exceed the difference between the option price and the then fair market value of the shares as to which such right of exercise is surrendered. Such payment may be made in cash or in shares of the Company's Common Stock (valued at the then fair market value) or any combination thereof as the Committee determines in its sole discretion. The Committee may also grant stock appreciation rights, free standing or in tandem with Stock Options, which entitle the holder thereof to receive a similar payment at his or her election.

OTHER STOCK-BASED AWARDS

  In order to enable the Company and the Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and to trends in executive compensation practices, the Plan also authorizes the Committee to grant other stock-based awards to employees eligible for selection to participate in the Plan. Other stock-based awards will consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Common Stock and may include, but are not limited to, performance shares, restricted stock, and deferred stock. Reference is made to the Plan for Plan provisions applicable to performance shares, restricted stock and deferred stock. Subject to the terms of the Plan, the Committee may determine any and all terms and conditions of other stock-based awards. The total number of shares of Common Stock which may be issued pursuant to all components of the Plan may not exceed the limit stated above under "Shares Subject To The Plan."

  Payment or settlement of other stock-based awards will be in cash or in shares of the Company's Common Stock or in any combination thereof as the Committee determines in its sole discretion. The Committee may permit the payment of withholding taxes due in connection with awards under the Plan by the withholding of shares to be issued under the award or by the employee's delivery of other shares of Common Stock of the Company.

CHANGE IN CONTROL PROVISIONS

  Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control (as defined below) to assure fair and equitable treatment of employees: (i) acceleration of time periods for purposes of vesting, or realizing gain from, any outstanding award; (ii) purchase of any outstanding award from the holder for its equivalent value, as determined by the Committee; or (iii) adjustments or modifications to outstanding awards, including the modification or elimination of performance goals, as the Committee deems appropriate to maintain and protect the rights and interests of participants.

  A "Change in Control" is defined to mean the occurrence of any of the following events: (i) a person or group becomes the owner of stock having 20% or more of the total number of votes that may be cast for the election of directors of the Board or 20% or more of the fair market value of the Company's issued and outstanding stock; (ii) a consolidation or merger or sale of assets in which the Company is not the surviving corporation or pursuant to which the Company's stock will be converted into cash, securities or other property or a sale, lease, exchange or other transfer of all or substantially all the assets of the Company; or (iii) as a result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing Transactions, the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board of the Company.

  These provisions in the 1996 Equity Incentive Plan allowing the Committee to award accelerated vesting upon a Change in Control could in some circumstances have the effect of an "antitakeover" defense because, as a result of these provisions, a Change in Control of the Company could be more difficult or costly. This, however, is not the Company's intention in adopting the 1996 Equity Incentive Plan, because the purpose of the 1996 Equity Incentive Plan is to attract and retain the most qualified persons available to contribute to the future success of the Company.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan.

STOCK OPTIONS

  Under the Plan, the Committee may grant options which either qualify or do not qualify as "incentive stock options" as defined in Section 422 of the Code. No taxable income will be realized by an option holder and no deduction will be available to the Company upon the grant of either type of option. However, the tax consequences of the exercise of the option and subsequent disposition of the shares received upon exercise will depend upon which type of option is granted.

INCENTIVE STOCK OPTIONS

  No regular taxable income will be realized by an option holder upon the exercise of an incentive stock option if the holding period and employment requirements contained in the Code are met. However, the spread between the exercise price and the fair market value on the date of exercise will be an item of tax preference which may give rise to alternative minimum tax liability at the time of exercise. Under the holding requirements, the option holder must not dispose of the shares within two years of the date the option was granted nor within one year from the time of exercise; and the option holder generally must exercise the option while employed by the Company or its subsidiaries or within three months after the termination of such employment.

  Upon the subsequent disposition of shares acquired through the exercise of an incentive stock option after satisfaction of the above holding period and employment requirements, any gain or loss realized upon such disposition will be long-term capital gain or loss; and the Company will not be entitled to any income tax deduction in respect to the exercise of the option or the disposition of the shares received upon exercise. For purposes of determining the amount of such gain or loss, the option holder's tax basis in the shares will be the option price.

  If the holding period or employment requirements are not met, the option will be treated as one which does not meet the requirements of the Code for incentive stock options, and the tax consequences in the following paragraphs for nonqualified options generally apply. However, in the event shares acquired pursuant to an incentive stock option are disposed of prior to meeting the holding period requirements, gain or loss will be recognized at that time and measured as the difference between the sales price and the option price; but the amount of ordinary income, if any, cannot exceed the excess, if any, of the fair market value of the stock at exercise over the option price.

NONQUALIFIED STOCK OPTIONS

  Except as noted below under "Securities Exchange Act of 1934," at the time of exercise of a nonqualified option, an option holder will realize taxable income at ordinary income tax rates, and the Company will be entitled to a deduction in the amount by which the then fair market value of the shares purchased exceeds the option price of the shares. The option exercise may be subject to applicable reporting or withholding requirements of the tax law.

  Upon the subsequent disposition of shares received upon exercise of a nonqualified option, an option holder will also realize income or loss in an amount equal to the difference between the sales price of the shares and the fair market value of the shares used for computing ordinary income or loss realized in connection with the exercise of the option. The income or loss will be long or short-term capital gain or loss depending upon the length of time the shares have been held from the date as of which ordinary income or loss was recognized in connection with the exercise of the option.

STOCK APPRECIATION RIGHTS

  Except as noted under "Securities Exchange Act of 1934," the exercise of a stock appreciation right will result in ordinary income to the holder in the year the stock appreciation right is exercised. The amount of income recognized will be equal to the total value of all cash and the fair market value of the Common Stock received pursuant to the exercise of the stock appreciation right. The Company will be entitled to a corresponding income tax deduction equal to such amount subject to certain requirements. The tax treatment of a stock appreciation right is the same whether the stock appreciation right is exercised in conjunction with an incentive stock option or a nonqualified stock option.

ALL STOCK OPTIONS

  If an option holder tenders shares of the Company's Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, the option holder generally will not recognize any taxable gain or loss on the tendered shares. However, if the shares tendered were previously acquired upon the exercise of an incentive stock option and such exercise occurs prior to satisfaction of the holding period requirement for the tendered shares, the tender of such shares will be an early disposition with the tax consequences described above for an early disposition of shares acquired upon exercise of an incentive stock option.

  In the case of a tender of shares in partial or full payment of the option price, the option holder's tax basis in the shares received upon exercise of the option is not uniform. The number of shares acquired that equals the number of shares tendered will take the tax basis of the tendered shares including the effect of the tax consequences of any early disposition. The additional shares acquired in excess of the number of shares tendered will have a tax basis equal to the ordinary income realized on the exercise in the case of a nonqualified option. In the case of an incentive stock option, the tax basis in the additional shares will be zero.

  Cash payments by the Company to an option holder upon surrender of the right to exercise any stock option are subject to withholding and are taxable to the option holder at ordinary income tax rates and deductible by the Company at the time of payment. When such payments are made in shares of the Company's Common Stock, the fair market value of the shares at the time of payment are taxable to the option holder at ordinary income tax rates and deductible to the Company, except as provided below under "Securities Exchange Act of 1934." Upon the disposition of the shares received, taxable income or loss also will be realized in an amount equal to the difference between the sales price of the shares and the fair market value of the shares on the date they were taxable to the option holder. The income or loss will be a long or short-term capital gain or loss depending upon the period of time the shares have been held by the option holder.

OTHER STOCK-BASED AWARDS

  Generally, an employee will not realize any income upon the grant of other stock-based performance awards. Except as noted below under "Securities Exchange Act of 1934," upon the payment of other stock-based awards, an employee will realize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction in an amount equal to the sum of any cash received by the employee plus the fair market value of any shares of Common Stock received by the employee. However, if any such shares are subject to substantial restrictions such as a requirement of continued employment or the attainment of certain performance objectives, the employee will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the employee elects otherwise. The amount of the employee's income and the Company's deduction will be the fair market value of the shares at the time the restrictions lapse.

  An employee will not realize any taxable income upon the grant of an award of restricted stock unless the employee elects to be taxed at that time in accordance with Section 83 of the Code. Generally, any dividends received by the employee with respect to shares of restricted stock prior to the date the employee realizes income with respect to such an award will be treated by the employee as compensation taxable as ordinary income; and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the employee. Except as noted below under "Securities Exchange Act of 1934," upon the lapse of restrictions on restricted stock which may occur in accordance with terms of such restriction, the employee will realize taxable income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over any amount paid for the shares. The employee may be subject to the withholding requirements of the tax law.

SECURITIES EXCHANGE ACT OF 1934

  Taxable income in connection with the receipt of shares of the Company's Common Stock pursuant to awards will be deferred, generally speaking, for six months for any employee who is director or officer of the Company subject to
Section 16(b) of the Securities Exchange Act of 1934, if the sale of the shares received could subject the employee to suit under Section 16(b). Regulations issued by the Treasury Department provide that the taxable income will be realized not later than six months after such receipt even though a sale of the shares after that time could still subject the employee to suit under Section 16(b). The amount of the taxable income will equal the difference between the then fair market value of the shares and the option price or any other amount, if any, paid for the shares. As an alternative, the officer or director may elect to include in income at the time of exercise or receipt the amount by which the then fair market value of the shares exceed the option price or other amount paid. The Company is entitled to a deduction at the same time and in the same amount as the income realized by the officer or director.

  The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

AMENDMENT, TERMINATION AND EXPIRATION

  The Plan is subject to suspension, amendment, modification or termination at any time by the Company's Board of Directors. However, no amendment or modification would become effective unless approved by affirmative vote of the Stockholders of the Company if such approval is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation.

                              GENERAL INFORMATION

  A subsidiary of the Company and a subsidiary of Century Communications Corp. ("Century") entered into a joint venture agreement for the purpose of acquiring, for approximately $89 million, and operating two cable television systems in Southern California (the "Systems"). The joint venture is governed by a management board on which the Company and Century are equally represented. The joint venture has entered into an agreement pursuant to which a subsidiary of Century (the "Manager") will manage the day-to-day operations of the Systems. The Manager will not receive a management fee but will be reimbursed only for the actual costs it incurs on behalf of the joint venture. With respect to the purchase of any service or asset for the joint venture for use in the Systems, the Manager is obligated to pass through to the joint venture any discount, up to 5%, off the published prices of vendors and is entitled to retain any discount in excess of 5%. On September 30, 1994, the joint venture acquired one of the Systems serving approximately 24,000 subscribers. The purchase of the second of the Systems, serving approximately 20,700 subscribers, took place on November 30, 1995. See "Stock Ownership of Directors and Executive Officers".

                                    GENERAL

  Representatives of KPMG Peat Marwick LLP, the Company's independent public accountants, are expected to be present at the annual meeting with an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                          REPORTS UNDER SECTION 16(A)

  J. Michael Love and Livingston E. Ross, vice presidents of the Company, each inadvertently filed a report on Form 4 relating to a transaction involving shares of the Company two months, two weeks and one day late, respectively. A report on Form 4 on behalf of Robert J. DeSantis, Vice President and Treasurer, was filed two months late as a result of a clerical error by a Company employee.

                                 OTHER MATTERS

  The management does not know of matters other than the foregoing that will be presented for consideration at the meeting. If two proposals that were excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 are properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposals. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

  For proposals, if any, to be considered for inclusion in the proxy materials for the 1997 Annual Meeting, they must be received by December 1, 1996.

  The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for such services. Morrow & Co. has been retained to assist in soliciting proxies at a fee of $7,500, plus distribution costs and other expenses.

                                          By Order of the Board of Directors

                                          Charles J. Weiss
                                          Secretary

                                                                     APPENDIX A

                          CITIZENS UTILITIES COMPANY
                          1996 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

  The purpose of the Citizens Utilities Company 1996 Equity Incentive Plan (the "Plan") is to provide compensation incentives for high levels of performance and productivity by employees of the Company. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent, as well as encourage such employees to have a greater personal financial investment in the Company through ownership of its common stock.

SECTION 2. DEFINITIONS

  When used herein, the following terms have the following meanings:

  (a) "AFFILIATE" means any company controlled by the Company, controlling the Company or under common control with the Company.

  (b) "AWARD" means an award granted to any Eligible Employee in accordance with the provisions of the Plan.

  (c) "AWARD AGREEMENT" means the written agreement or certificate evidencing the terms of the Award granted to an Eligible Employee under the Plan.

  (d) "BENEFICIARY" means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Employee.

  (e)  "BOARD" means the Board of Directors of the Company.

  (f) A "CHANGE IN CONTROL" shall mean the occurrence of any of the following events with respect to the Company:

      (i) (A) a third "person" (other than an employee benefit plan of the Company), including a "group", as those terms are used in Section 13(d) of the Exchange Act, is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having twenty percent (20%) or more of the total number of votes that may be cast for the election of members of the Board or twenty percent (20%) or more of the fair market value of the Company's issued and outstanding stock, or (B) the receipt by the Company of any report, schedule, application or other document filed with a state or federal governmental agency or commission disclosing such ownership or proposed ownership.

      (ii) approval by the stockholders of the Company of any (1) consolidation or merger or sale of assets of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as they held immediately before, or
    (2) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or businesses of the Company;

      (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

  (g) "CITIZENS PENSION PLANS" means any of the Company's non-contributory defined-benefit qualified retirement plans in effect and applicable on the date in question.

  (h) "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations.)

  (i) "COMPANY" means Citizens Utilities Company, and its successors and assigns.

  (j) "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

  (k) "DEFERRED STOCK" means Stock credited to an Eligible Employee under the Plan subject to the requirements of Section 8 and such other terms and restrictions as the Committee deems appropriate or desirable.

  (l)  "EFFECTIVE DATE" means May 23, 1996.

  (m) "ELIGIBLE EMPLOYEE" means an employee of any Participating Company whose responsibilities and decisions in the judgment of the Committee foster the management, growth, performance or profitability of any Participating Company. Where required by the context, "Eligible Employee" includes an individual who has been granted an Award but is no longer an employee of any Participating Company.

  (n) "FAIR MARKET VALUE" means, unless another reasonable method for determining fair market value is specified by the Committee, the average of the high and low sales prices of a share of the appropriate Series of Stock as reported by the New York Stock Exchange (or if such shares are listed on another national stock exchange or national quotation system, as reported or quoted by such exchange or system) on the date in question or, if no such sales were reported for such date, for the most recent date on which sales prices were quoted.

  (o) "FAMILY MEMBER" AND "FAMILY TRUST" shall have the same meanings as are employed from time to time by the SEC for the purpose of the exception to the rules promulgated by the SEC which limit transferability of stock options and stock awards for purposes of Section 16 of the Exchange Act and/or the use of Form S-8 under the Securities Act. For the purposes of the Plan, the phrases "Family Member" and "Family Trust" shall be further limited, if necessary, so that neither the transfer to a Family Member or Family Trust nor the ability of a Participant to make such a transfer shall have adverse consequences to the Company or a Participant by reason of Section 162(m) of the Code.

  (p) "OPTION" means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

  (q) "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company; provided, however, for incentive stock options only, "Participating Company" means the Company, any corporation or other entity which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

  (r) "PARTICIPANT" means an Eligible Employee who has been or is being granted an Award. When required by the context, the definition of Participant shall include an individual who has been granted an Award but is no longer an employee of any Participating Company.

  (s) "PERFORMANCE SHARE" means a performance share subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

  (t) "PLAN" means the Citizens Utilities Company Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

  (u) "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 and such other terms and restrictions as the Committee deems appropriate or desirable.

  (v) "SAR" means a stock appreciation right subject to the appropriate requirements under Section 5 and awarded in accordance with the terms of the Plan.

  (w) "SEC" means the Securities and Exchange Commission. "Exchange Act" means the Securities Exchange Act of 1934. "Rule 16b-3" shall mean such rule promulgated by the SEC under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b). "Securities Act" means the Securities Act of 1933. Reference to any section of the Securities Act, Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

  (x) "STOCK" means the Series A or Series B Common Stock of the Company and any successor Common Stock.

  (y) "TERMINATION WITHOUT CAUSE" means termination of employment with a Participating Company by the employer for any reason other than death, Total Disability or termination for deliberate, willful or gross misconduct, and also means voluntary termination of employment by employee.

  (z) "TOTAL DISABILITY" means the complete and permanent inability of an Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Company deems appropriate or necessary.

SECTION 3. SHARES SUBJECT TO THE PLAN

  (a) Subject to adjustment as provided in Section 14 hereof, 11,300,000 shares of Stock are hereby reserved for issuance pursuant to Awards under the Plan. Shares reserved for issuance under the Plan shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term "issued" shall include all deliveries to a Participant of shares of Stock pursuant to Awards under the Plan. The Committee may, in its discretion, decide to award other shares issued by the Company that are convertible into Stock or make such shares subject to purchase by an option, in which event the maximum number of shares of Stock into which such shares may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible shares.

  (b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of an Option, SAR or a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan, or to have been subject to the Plan; provided, however, that the counting of shares of Stock subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act.

  (c) With respect to any Award constituting an Option or SAR granted to any Eligible Employee who is a "covered employee" as defined in Section 162(m) of the Code that is canceled, the number of shares of Stock originally subject to such Award shall continue to count in accordance with Section 162(m) of the Code.

  (d) Unless the Committee otherwise determines, shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the limit set forth in Section 3(a) hereof.

SECTION 4. GRANT OF AWARDS AND AWARD AGREEMENTS

  (a) Subject to and in furtherance of the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employee; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the rights of each Participant after employment has terminated and the periods during which such rights may be exercised; (vii) establish and modify performance objectives; (viii) determine whether and to what extent Eligible Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (ix) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options, be zero; (x) permit cashless exercise of Options and other Awards of a sale, loan or other nature covering exercise prices and/or income taxes; (xi) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (xii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder. Awards granted to different Eligible Employees or Participants need not be identical and, in addition, may be modified in different respects by the Committee.

  (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

  (c) The Committee may modify or amend any Awards (by cancellation and regrant or substitution of Awards or otherwise and with terms and conditions more or less favorable to Eligible Employees) or waive any restrictions or conditions applicable to any Awards or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body).

  (d) The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award or may require such voluntary surrender as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.

  (e) In any calendar year, no Eligible Employee may receive Awards covering more than 500,000 shares of the Company's Stock. Such number of shares shall be adjusted in accordance with Section 14 hereof.

SECTION 5. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  (a) With respect to the Options and SARs, the Committee shall (i) authorize the granting of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARs; (ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a SAR; (iii) determine whether such Stock shall be Restricted Stock or, with respect to nonqualified stock options, Deferred Stock; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of a SAR; provided, however, that the aggregate Fair Market Value (determined as of the date of Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Eligible Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that Options intended to be incentive stock options granted to an Eligible Employee under this Plan for any reason exceed such limit on exercisability, such excess Options shall be treated as nonqualified stock options as provided under Section 422(d) of the Code, but shall in all other respects remain outstanding and exercisable in accordance with their terms.

  (b) The exercise period for a nonqualified stock option or SAR shall be 10 years from the date of grant or such shorter period as may be specified by the Committee at the time of grant. The exercise period for an incentive stock option and any related SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed 10 years from the date of grant; provided, however, that, in the case of an incentive stock option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

  (c) The Option or SAR price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value, or, in the case of an incentive stock option granted to a 10% Stockholder and any related tandem SARs, 110 percent of the Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, on the date the Option is granted, as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock; provided further, however, that in the discretion of the Committee in the case of a nonstatutory stock option, the Option or SAR price per share may be less than the Fair Market Value in the case of an Option or SAR granted in order to induce an individual to become an employee of a Participating Company or in the case of an Option or SAR granted to a new or prospective employee in order to replace stock options or other long-term incentives under a program maintained by a prior employer which are forfeited or cease to be available to the new employee by reason of his termination of employment with his prior employer.

  (d) No part of any Option or SAR may be exercised (i) until the Participant who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date on which the Option or SAR is granted as the Committee may specify and (ii) until achievement of such performance or other criteria, if any, by the Participant, as the Committee may specify. A SAR and a related Option shall commence to be exercisable no earlier than six months following the date the Option and SAR are granted. The Committee may further require that an Option or SAR become exercisable in installments.

  (e) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, Stock, or with respect to nonqualified options, Restricted Stock or Deferred Stock, already owned by the optionee (subject to any minimum holding period specified by the Committee), having a total Fair Market Value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value, as so determined, equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock received upon the exercise of the Option shall be Restricted Stock or Deferred Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock or Deferred Stock paid on the exercise of the Option. The Committee may provide that a Participant who delivers shares of Stock to the Company, or sells shares of Stock and applies all of the proceeds, (a) to pay, or reimburse the payment of the exercise price of shares of Stock acquired under an employee stock option or SAR or to purchase shares of Stock under an employee award or grant, an employee purchase plan or program or any other stock-based employee benefit or incentive plan, (whether or not such award or grant is under this Plan) and/or (b) to pay federal or state income taxes resulting from the exercise of such options or SARs or the purchase of shares of Stock pursuant to any such grant, award, plan or program, shall receive a replacement Option under this Plan to purchase a number of shares of Stock equal to the number of shares of Stock delivered to the Company, or sold, the proceeds of the sale of which are applied as aforesaid in this sentence. The replacement Option shall have an exercise price equal to Fair Market Value on the date of such payment and shall include such other terms and conditions as the Committee may specify.

  (f)
      (i) Upon the Termination Without Cause of a Participant holding Options or SARs who is not immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options and SARs may be exercised to the extent exercisable on the date of Termination Without Cause, at any time and from time to time within the three months of the date of such Termination. The Committee, however, in its discretion, may provide that any Option or SAR of such a Participant which is not exercisable by its terms on the date of Termination Without Cause will become exercisable in accordance with a schedule (which may extend the time limit referred to above, but not later than the final expiration date specified in the Option or SAR Award Agreement) to be determined by the Committee at any time during the period that any other Options or SARs held by the Participant are exercisable.

      (ii) Upon the death or Total Disability (during a Participant's employment or within 3 months after termination of employment for any reason other than termination for cause) of a Participant holding an Option or SAR who is not immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options and SARs may be exercised only to the extent exercisable at the time of death or Total Disability (or such earlier termination of employment) from time to time (A) in the event of death or Total Disability, within the 12 months following death or Total Disability or (B) in the event of such termination of employment followed by death or Total Disability within the 3 months after such termination, within the 12 months following such termination. The Committee, however, in its discretion, may provide that any Options or SAR's outstanding but not exercisable at the date of the first to occur of death or, Total Disability will become exercisable in accordance with a schedule (which may extend the limits referred to above, but not to a date later than the final expiration date specified in such Option or SAR Award Agreement) to be determined by the Committee at any time during the period while any other Option or SARs held by the Participant are exercisable.

      (iii) Upon death, Total Disability or Termination Without Cause of a Participant holding an Option(s) or SAR(s) who is immediately eligible to receive benefits under the terms of the Citizens Pension Plans, his or her Options or SARs may be exercised in full as to all shares or SAR rights covered by Options and SAR Award Agreements (whether or not then exercisable) at any time, or from time to time, but no later than the expiration date specified in such Option or SAR Award Agreement as specified in Section 5(b) above or, in the case of incentive Options, within 12 months following such death, Total Disability or Termination Without Cause.

      (iv) If the employment of a Participant holding an Option or SAR is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights of such Participant and any Family Member or Family Trust or other transferee to which such Participant has transferred his or her Option or SAR shall expire upon receipt by the Participant of the notice of such termination.

      (v) In the event of the death of a Participant, his or her Options and SARs may be exercised by the person or persons to whom the Participant's rights under the Option or SAR pass by will, or if no such person has such right, by his or her executors or administrators or Beneficiary. The death of a Participant after Total Disability or Termination Without Cause will not adversely effect the rights of a Participant or anyone entitled to the benefits of such Option or SAR.

  (g) Except as otherwise determined by the Committee, no Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution, unless the Committee determines that an Option or SAR may be transferred by a Participant to a Family Member or Family Trust or other transferee. Such transfer shall be evidenced by a writing from a grantee to the Committee or Committee's designee on a form established by the Committee. Absent an authorized transfer during the lifetime of the Participant, an Option shall be exercisable only by him or her by his or her guardian or legal representative.

  (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

  (i) Upon exercise of a SAR, the Participant shall be entitled, subject to such terms and conditions as the Committee may specify at any time, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount which shall not, subject to Section 5(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of a SAR, payment of such excess shall be made as the Committee shall specify (A) in cash, (B) through the issuance or transfer to the Participant of whole shares of Stock, including Restricted Stock or Deferred Stock, with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to such excess, all as determined by the Committee; provided, however, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time.

  (j) If the Award granted to a Participant allows the Participant to elect to cancel all or any portion of an unexercised Option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise; and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

  (k) If authorized by the Committee in its sole discretion, the Company may accept the surrender of the right to exercise any Option granted under the Plan (whether or not granted with a related SAR) as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock valued at the then Fair Market Value) of an amount not to exceed the difference between the option price and the then Fair Market Value of the shares as to which such right to exercise is surrendered.

SECTION 6. PERFORMANCE SHARES

  (a) The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares for which different performance periods are prescribed.

  (b) At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

  (c) If during the course of a Performance Period there shall occur significant events as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

  (d) If a Participant terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Participant shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

  (e) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Any dividends or distributions payable on Performance Shares (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Performance Shares, unless the grant provides otherwise.

      Except as otherwise provided in this Section 6, no Performance Shares awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.

SECTION 7. RESTRICTED STOCK

  (a) Restricted Stock may be received by a Participant either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse)which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

  (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period unless the Committee determines that an Award may be transferred by a Participant to a Family Member or Family Trust or other transferee; provided, however, the Restriction Period for any Participant shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Participant's (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Citizens Pension Plans, or with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

  (c) If a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause
      (b) before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

  (d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock delivered under the Plan may be held in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require as a condition of any receipt of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

  (e) Nothing in this Section 7 shall preclude a Participant from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

  (f) Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Restriction Period with respect to the number of shares of Restricted Stock credited to a Participant shall be paid to the Participant within 30 days after each dividend becomes payable, unless, at the time of the Award, the Committee determines that the dividends should be reinvested in additional shares of Restricted Stock, in which case additional shares of Restricted Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Restricted Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when and if as restrictions lapse on the underlying shares of Restricted Stock, unless the grant provides otherwise.

SECTION 8. DEFERRED STOCK

  (a) Deferred Stock may be credited to an Eligible Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

  (b) Except as otherwise provided in this Section 8, no Deferred Stock credited to Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee; provided, however, the Deferral Period for any Participant shall expire upon the Participant's
       (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Citizens Pension Plans, or an earlier age with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

  (c) At the expiration of the Deferral Period, the Participant shall be entitled to receive a certificate pursuant to Section 10 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Deferral Period with respect to the number of shares of Deferred Stock credited to a Participant shall be paid to such Participant within 30 days after each dividend becomes payable unless, at the time of the Award, the Committee determined that such dividends should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Deferred Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when the Deferral Period ends, unless the grant provides otherwise.

  (d) If a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause
       (b) before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

SECTION 9. OTHER STOCK-BASED AWARDS

  The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value or Fair Market Value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards.

SECTION 10. CERTIFICATES FOR AWARDS OF STOCK

  (a) Subject to Section 7(d), each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares or have their shares registered for their account in book entry form by the Company's transfer agent. In the instance of a certificate, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

  (b) The Company shall not be required to issue or deliver any shares or certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted, and (ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of such shares under any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

  (c) All shares and certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities or regulatory laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

  (d) Except for the restrictions on Restricted Stock under Section 7, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Participant awarded an Option, a SAR, or Performance Share or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of certificate or certificates for such shares.

SECTION 11. BENEFICIARY

  (a) Each Eligible Employee shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior

      Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

  (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, the Eligible Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

SECTION 12. ADMINISTRATION OF THE PLAN

  (a) The Plan shall be administered by the Committee, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a member of the Board and shall satisfy the "disinterested administration" or similar requirements, if any, of Rule 16b-3 under the Exchange Act and the "outside director" or similar successor requirements, if any, of Section 162(m) of the Code and the regulations promulgated thereunder.

  (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole and absolute discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

  (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award Agreement and define the terms employed in the Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

  (d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

  (e) The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Awards, Participants or Eligible Employees, whether or not such Awards are similar or such Participants or Eligible Employees are similarly situated.

  (f) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

  (g) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

  (h) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights to indemnification or insurance the members or former member may have as directors or under the by-laws of the Company or otherwise.

  (i) The Committee's determination that an Option, SAR, Performance Share, Restricted Stock, Deferred Stock or other Stock-based Awards may be transferred by a Participant to a Family Member or Family Trust or other transferee may be set forth in: determinations pursuant to Section 12(c), rules and regulations of general application adopted pursuant to
      Section 12(d), in the written Award Agreement, or by a writing delivered to the Participant made any time after the relevant Award or Awards have been granted, on a case-by-case basis, or otherwise. In any event, the transferee or Family Member or Family Trust shall agree in writing to be bound by all the provisions of the Plan and the Award Agreement, and in no event shall any such transferee have greater rights under such Award than the Participant effecting such transfer.

  (j) With respect to credits, shares, cash or other property credited to a Participant by reason of dividends or distributions, if the Committee shall so determine, all such credits, shares, cash or other property to a Participant shall be paid to the Participant periodically at the end of the applicable period, whether or not the performance, employment or other standards (or lapse of time) upon which such Award is conditioned have been satisfied. In addition, the Committee may determine to include in Award Agreements granting Options and SARs a provision to the effect that (a) an amount equal to any dividends (payable in cash or other property) paid after the grant of the Option or SAR and before to the exercise of such Option or SAR with respect to the number of shares of Stock subject to such Option or SAR shall be credited to a Participant and, if the Award Agreement so provides, thereafter paid to such Participant within 30 days after each dividend becomes payable or, (b) if the Committee so determines, such Award shall be reinvested in additional shares of Stock, in which case such additional shares of Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of payment of each such dividend. In the latter event, if the Committee so determines, such additional shares of Stock shall be delivered to the Participant (whether or not such Option or SAR is exercised) at the time that such Option or SAR ceases to be exercisable in accordance with its terms or otherwise.

SECTION 13. AMENDMENT OR DISCONTINUANCE

  The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Participant who has received a previously granted Award without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body).

SECTION 14. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

  In the event of a change in corporate capitalization, stock split or stock dividend, the number of shares purchasable upon exercise of an Option or SAR shall be increased to the new number of shares which result from the shares covered by the Option or SAR immediately before the change, split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same.

  In the event of any other change in corporate capitalization, or a corporate transaction, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spinoff or other distribution of stock or property by a corporation), any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by a corporation or other similar event which could distort the implementation of the Plan or the realization of its objectives, the Committee shall make an appropriate adjustment in the number of shares of Stock (i) which are covered by the Plan, (ii) which may be granted to any one Eligible Employee and which are subject to any Award, and the purchase price therefor, and in terms, conditions or restrictions on securities as the Committee deems equitable, with the objective that the securities covered under the Plan or an Award shall be those securities which a Participant would have received if he or she had exercised his or her Option or SAR prior to the event or been entitled to his or her Restricted or Deferred Stock or Performance Shares.

  All such events occurring between the effective date of the Option and its exercise shall result in an adjustment to the Option terms.

SECTION 15. CHANGE IN CONTROL

  Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Participants:

  (a) Any Options outstanding at least six months as of the date of Change in Control shall, if held by a current employee of the Company, become immediately exercisable in full. In addition, all Participants may, regardless of whether still an employee of the Company, elect to cancel all or any portion of any Option or Award no later than 90 days after the Change in Control, in which event the Company shall pay to such electing Participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Performance Shares, Restricted Stock or Deferred Stock, subject to the Option or of the portion thereof so canceled over the option price for such shares; provided, however, that no Participant shall have the right to elect cancellation unless and until at least 6 months have elapsed after the date of grant of the Option.

  (b) Any Performance Periods shall end and the Company shall pay each Participant an amount in cash equal to the value of such Participant's performance shares, if any, based upon the Stock's Current Market Value in full settlement of such performance shares.

  (c) Any Restriction Periods shall end and the Company shall pay each Participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each Participant in exchange for such Restricted Stock.

  (d) Any Deferral Period shall end and the Company shall pay to each Participant an amount in cash equal to the Current Market Value of the number of shares of Stock equal to the number of shares of Deferred Stock credited to such Participant in full settlement of any Deferred Stock Award.

  (e) The Company shall pay to each Participant all amounts due, if any, deferred by or payable under Awards granted to such Participant under the Plan which are not Performance Shares, Restricted Stock or Deferred Stock, in accordance with the terms provided by the Committee at the time of deferral or grant.

  (f) For purpose of this Section 15, "Current Market Value" means the highest Fair Market Value during the period commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control (the "reference period"); provided that, if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock, or another transaction approved by shareholders of the Company, Current Market Value means the higher of
       (i) the highest Fair Market Value during the reference period, or (ii) the highest price paid per share of Stock pursuant to such tender offer, exchange offer or transaction.

SECTION 16. MISCELLANEOUS

  (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

  (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

  (c) No Eligible Employee or Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

  (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

  (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

  (f) The right of any Participant or other person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in
       Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary or transferee, Family Trust or Family Member, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary, taking into account the expressed wishes of the Participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

  (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees at all reasonable times at the Company's administrative offices.

  (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or the Participant to deliver to the Company shares of Stock owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes, or otherwise permit a cashless exercise.

  (i) All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or transmitted by facsimile copy or delivered to such location as shall be specified by the Committee.

  (j) The terms of the Plan shall be binding upon the Company and its successors and assigns.

  (k) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

  (l) The Plan and the grant, exercise and carrying out of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to all required or otherwise appropriate approvals and authorizations by any governmental or regulatory agency or commission. The Company shall have no obligation of any nature hereunder to any Eligible Employee, Participant or any other person in the absence of all necessary or desirable approvals or authorizations and shall have no obligation to seek or obtain the same.

  (m) Whenever possible, each provision of this Plan and any Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any such provision is held to be ineffective, invalid, illegal or unenforceable in any respect under the applicable laws or regulations of the United States or any state, such ineffectiveness, invalidity, illegality or unenforceability will not affect any other provision but this Plan and any such agreement will be reformed, construed and enforced so as to carry out the intent hereof or thereof and as if any invalid or illegal provision had never been contained herein.

  (n) The Committee, in its discretion, may defer the payment of an Award, if such payment would cause the annual remuneration of a Participant, who is a covered employee under Section 162(m) of the Code, to exceed $1,000,000.

  (o) The Plan shall be construed and governed under the laws of the State of Delaware.

SECTION 17. EFFECTIVE DATE AND STOCKHOLDER APPROVAL

  The Effective Date of the Plan shall be May 23, 1996, subject to approval by the holders of a majority of the Company's common stock at the 1996 Annual Meeting. Any Awards granted prior to May 23, 1996 will be subject to the receipt of such approval. No Awards will be granted under the Plan after the expiration of ten years from the Effective Date.

                          CITIZENS UTILITIES COMPANY
                      1996 ANNUAL MEETING OF STOCKHOLDERS
                    9:00 A.M., MOUNTAIN TIME, MAY 23, 1996

                             LITTLE AMERICA HOTEL
                             500 SOUTH MAIN STREET
                             SALT LAKE CITY, UTAH

                            CUT OFF AT DOTTED LINE.
-------------------------------------------------------------------------------
                           ADVANCE REGISTRATION FORM
                      (FOR REGISTERED STOCKHOLDERS ONLY)*

Please send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend or send a representative to the Annual Meeting.

Attendance at the Annual Meeting is limited to Citizens' stockholders, or their authorized representative, and guests and employees of the Company.

                            (PLEASE TYPE OR PRINT)

Stockholder's
Name __________________________________________________________________________
Address _______________________________________________________________________
_______________________________________________________________________________
City _____________________________________________ State ________ Zip _________

I am a Citizens stockholder. My representative at the Annual Meeting will be:
-------------------------------------------------------------------------------
       (Admission card will be returned c/o the stockholder's address.)
-------------------------------------------------------------------------------
                            Stockholder's Signature

* if your shares are held in the name of any intermediary, please see instructions in the Chairman's letter (front cover of this proxy statement)

CITIZENS UTILITIES COMPANY                                      3RD CLASS
CORPORATE BENEFITS DEPARTMENT                                   BULK RATE
HIGH RIDGE PARK                                             U.S. POSTAGE PAID
STAMFORD, CT 06905                                              PERMIT # 20
                                                                SANFORD, ME
                                                                   04073



                                   MAIL TO:










                 PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                  DETACH AND RETURN IN THE ENCLOSED ENVELOPE.


                              CITIZENS UTILITIES


                            DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                    CITIZENS UTILITIES 401(k) SAVINGS PLAN
               Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs PNC Bank as the Trustee under the Citizens Utilities 401(k) Savings Plan to vote all shares of stock allocable to the undersigned under the provisions of the Plan and to appoint Norman I. Botwinik, John L. Schroeder and Elwood A. Rickless or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Thursday, May 23, 1996, at 9:00 a.m., Mountain Time, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as indicated.


                                               Signature:_______________________

                                               Date:______________________, 1996

                                               Note: Please sign exactly as
                                                     the name appears hereon.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such.


This proxy when properly executed will be voted in the manner directed by the signatory stockholder. If no direction is made, this proxy will be voted "FOR" all directors, "FOR" Proposal 2 and "FOR" Proposal 3.

                 PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                  DETACH AND RETURN IN THE ENCLOSED ENVELOPE.


                              CITIZENS UTILITIES


                            DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
PROPOSAL 1

ELECTION OF DIRECTORS       Nominees:

FOR      WITHHELD           Norman I. Botwinik
[_]         [_]             Aaron I. Fleischman
                            James C. Goodale
                            Stanley N. Harfenist
                            Andrew N. Heine
                            Elwood A. Rickless
                            John L. Schroeder
                            Robert D. Stiff
                            Robert A. Stanger
                            Charles H. Symington, Jr.
                            Edwin Tornberg
                            Claire L. Tow
                            Leonard Tow

For, except vote withheld
from the following
nominee(s):

_____________________________



PROPOSAL 2

Approve an amendment to the Restated Certificate of Incorporation of Citizens Utilities Company providing for an increase in the number of authorized shares of capital stock to a total of 650,000,000 shares consisting of 250,000,000 shares of Common Stock Series A of the par value of twenty-five cents ($.25) each, 350,000,000 shares of Common Stock Series B of the par value of twenty-five ($.25) each, (together representing an aggregate increase of 100,000,000 shares of Common Stock) and 50,000,000 shares of the par value of one cent ($.01) each of the previously authorized Preferred Stock.

                   FOR [_]      AGAINST [_]     ABSTAIN [_]


PROPOSAL 3

Approve the 1996 Equity Incentive Plan.

                   FOR [_]      AGAINST [_]     ABSTAIN [_]

CITIZENS UTILITIES COMPANY                                      3RD CLASS
CORPORATE BENEFITS DEPARTMENT                                   BULK RATE
HIGH RIDGE PARK                                             U.S. POSTAGE PAID
STAMFORD, CT 06905                                              PERMIT # 20
                                                                SANFORD, ME
                                                                   04073



                                   MAIL TO:










                 PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                  DETACH AND RETURN IN THE ENCLOSED ENVELOPE.


                              CITIZENS UTILITIES


                            DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                       CUC 401(k) EMPLOYEE BENEFIT PLAN
               Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs PNC Bank as the Trustee under the CUC 401(k) Employee Benefit Plan to vote all shares of stock allocable to the undersigned under the provisions of the Plan and to appoint Norman I. Botwinik, John L. Schroeder and Elwood A. Rickless or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Thursday, May 23, 1996, at 9:00 a.m., Mountain Time, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as indicated.


                                               Signature:_______________________

                                               Date:______________________, 1996

                                               Note: Please sign exactly as
                                                     the name appears hereon.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such.


This proxy when properly executed will be voted in the manner directed by the signatory stockholder. If no direction is made, this proxy will be voted "FOR" all directors, "FOR" Proposal 2 and "FOR" Proposal 3.

                 PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD,
                  DETACH AND RETURN IN THE ENCLOSED ENVELOPE.


                              CITIZENS UTILITIES


                            DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
PROPOSAL 1

ELECTION OF DIRECTORS       Nominees:

FOR      WITHHELD           Norman I. Botwinik
[_]         [_]             Aaron I. Fleischman
                            James C. Goodale
                            Stanley N. Harfenist
                            Andrew N. Heine
                            Elwood A. Rickless
                            John L. Schroeder
                            Robert D. Stiff
                            Robert A. Stanger
                            Charles H. Symington, Jr.
                            Edwin Tornberg
                            Claire L. Tow
                            Leonard Tow

For, except vote withheld
from the following
nominee(s):

_____________________________



PROPOSAL 2

Approve an amendment to the Restated Certificate of Incorporation of Citizens Utilities Company providing for an increase in the number of authorized shares of capital stock to a total of 650,000,000 shares consisting of 250,000,000 shares of Common Stock Series A of the par value of twenty-five cents ($.25) each, 350,000,000 shares of Common Stock Series B of the par value of twenty-five ($.25) each, (together representing an aggregate increase of 100,000,000 shares of Common Stock) and 50,000,000 shares of the par value of one cent ($.01) each of the previously authorized Preferred Stock.

                   FOR [_]      AGAINST [_]     ABSTAIN [_]


PROPOSAL 3

Approve the 1996 Equity Incentive Plan.

                   FOR [_]      AGAINST [_]     ABSTAIN [_]

PROPOSAL 1

ELECTION OF DIRECTORS       Nominees:

FOR      WITHHELD           Norman I. Botwinik
[_]         [_]             Aaron I. Fleischman
                            James C. Goodale
                            Stanley N. Harfenist
                            Andrew N. Heine
                            Elwood A. Rickless
                            John L. Schroeder
                            Robert D. Stiff
                            Robert A. Stanger
                            Charles H. Symington, Jr.
                            Edwin Tornberg
                            Claire L. Tow
                            Leonard Tow

For, except vote withheld
from the following
Nominee(s)

_____________________________



PROPOSAL 2

Approve an amendment to the Restated Certificate of Incorporation of Citizens Utilities Company providing for an increase in the number of authorized shares of capital stock to a total of 650,000,000 shares consisting of 250,000,000 shares of Common Stock Series A of the par value of twenty-five cents ($.25) each, 350,000,000 shares of Common Stock Series B of the par value of twenty-five ($.25) each, (together representing an aggregate increase of 100,000,000 shares of Common Stock) and 50,000,000 shares of the par value of one cent ($.01) each of the previously authorized Preferred Stock.

                   FOR [_]      AGAINST [_]     ABSTAIN [_]


PROPOSAL 3

Approve the 1996 Equity Incentive Plan.

                   FOR [_]      AGAINST [_]     ABSTAIN [_]

CITIZENS UTILITIES                                              3RD CLASS
C/O ILLINOIS STOCK TRANSFER CO.                                 BULK RATE
223 W. JACKSON BLVD - SUITE 1210                              US POSTAGE PAID
CHICAGO, ILL. 60606                                             PERMIT # 20
                                                                SANFORD, ME
                                                                   04073



                                   MAIL TO:










                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.


                              CITIZENS UTILITIES

                            DETACH PROXY CARD HERE

                          CITIZENS UTILITIES COMPANY
               Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints Norman I. Botwinik, John L. Schroeder and Elwood A. Rickless or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Thursday, May 23, 1996, at 9:00 a.m., Mountain Time, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before this meeting.


                                               Signature:_______________________

                                               Signature:_______________________

                                               Date:______________________, 1996

                                               Note: Please sign exactly as
                                                     the name appears hereon.
                                                     Joint owners should each
                                                     sign, When signing as
                                                     attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please give full
                                                     title as such.


This proxy when properly executed will be voted in the manner directed by the signatory stockholder. If no direction is made, this proxy will be voted "FOR" all directors, "FOR" Proposal 2 and "FOR" Proposal 3.